Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A               Period #
25-Jul-06                  ------------------------------                     26

------------------------------------------------------------------------------------------------------------------------------------
Balances
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Initial         Period End
     Receivables                                                        $1,500,120,934       $420,934,082
     Reserve Account                                                        $9,683,915         $7,319,929
     Yield Supplement Overcollateralization                                $10,287,158         $2,651,634
     Class A-1 Notes                                                      $313,000,000                 $0
     Class A-2 Notes                                                      $417,000,000                 $0
     Class A-3 Notes                                                      $470,000,000       $128,448,672
     Class A-4 Notes                                                      $256,312,000       $256,312,000
     Class B Notes                                                         $33,521,000        $33,521,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                    $449,470,465
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $17,898,435
           Receipts of Pre-Paid Principal                                  $10,277,278
           Liquidation Proceeds                                               $206,189
           Principal Balance Allocable to Gross Charge-offs                   $154,481
        Total Receipts of Principal                                        $28,536,382

        Interest Distribution Amount
           Receipts of Interest                                             $1,592,270
           Servicer Advances                                                        $0
           Reimbursement of Previous Servicer Advances                        ($66,121)
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $19,859
           Net Investment Earnings                                             $30,674
        Total Receipts of Interest                                          $1,576,681

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $29,958,583

     Ending Receivables Outstanding                                       $420,934,082

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance                  $464,475
     Current Period Servicer Advance                                                $0
     Current Reimbursement of Previous Servicer Advance                       ($66,121)
     Ending Period Unreimbursed Previous Servicer Advances                    $398,354

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                        $29,958,583
     Withdrawals from Collection Account
        Servicing Fees                                                        $374,559
        Class A Noteholder Interest Distribution                            $1,057,972
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $28,334,115
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                     $93,610
     Total Distributions from Collection Account                           $29,958,583


Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A               Period #
25-Jul-06                  ------------------------------                     26

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                          $495,847
        Release from Collection Account                                        $93,610
     Total Excess Funds Released to the Depositor                             $589,457

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                          $29,490,414
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $29,490,414

Distributions
------------------------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                            Current Payment     Ending Balance     Per $1,000      Factor
     Class A-1 Notes                                                                $0                 $0          $0.00       0.00%
     Class A-2 Notes                                                                $0                 $0          $0.00       0.00%
     Class A-3 Notes                                                       $28,334,115       $128,448,672         $60.29      27.33%
     Class A-4 Notes                                                                $0       $256,312,000          $0.00     100.00%
     Class B Notes                                                                  $0        $33,521,000          $0.00     100.00%

     Interest Distributable Amount                                     Current Payment         Per $1,000
     Class A-1 Notes                                                                $0              $0.00
     Class A-2 Notes                                                                $0              $0.00
     Class A-3 Notes                                                          $348,842              $0.74
     Class A-4 Notes                                                          $709,130              $2.77
     Class B Notes                                                             $98,328              $2.93



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                 $0             $0
     Class B Interest Carryover Shortfall                                           $0                 $0             $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Beginning Period      Ending Period
     Number of Contracts                                                        36,361             35,208
     Weighted Average Remaining Term                                             27.02              26.12
     Weighted Average Annual Percentage Rate                                     4.62%              4.62%

     Delinquencies Aging Profile End of Period                           Dollar Amount         Percentage
        Current                                                           $379,208,307             90.09%
        1-29 days                                                          $33,726,145              8.01%
        30-59 days                                                          $5,921,336              1.41%
        60-89 days                                                          $1,120,817              0.27%
        90-119 days                                                           $238,165              0.06%
        120-149 days                                                          $719,313              0.17%
        Total                                                             $420,934,082            100.00%
        Delinquent Receivables +30 days past due                            $7,999,630              1.90%



Accrued Interest Date:                                 Collection Period Ending:
26-Jun-06                                                              30-Jun-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A               Period #
25-Jul-06                  ------------------------------                     26

     Write-offs
        Gross Principal Write-Offs for Current Period                         $154,481
        Recoveries for Current Period                                          $19,859
        Net Write-Offs for Current Period                                     $134,622

        Cumulative Realized Losses                                          $5,814,231


     Repossessions                                                       Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                      $945,163                 53
        Ending Period Repossessed Receivables Balance                       $1,049,747                 62
        Principal Balance of 90+ Day Repossessed Vehicles                     $116,991                 10



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------
     Beginning Period Required Amount                                       $2,853,902
     Beginning Period Amount                                                $2,853,902
     Ending Period Required Amount                                          $2,651,634
     Current Period Release                                                   $202,268
     Ending Period Amount                                                   $2,651,634
     Next Distribution Date Required Amount                                 $2,456,982

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------
     Beginning Period Required Amount                                       $7,815,776
     Beginning Period Amount                                                $7,815,776
     Net Investment Earnings                                                   $30,674
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                      $495,847
     Ending Period Required Amount                                          $7,319,929
     Ending Period Amount                                                   $7,319,929